COMMON STOCK EQUITY	12 Months Ended
Sep. 30, 2020
Equity [Abstract]
COMMON STOCK EQUITY
16. COMMON STOCK EQUITY

On December 4, 2019, the Company completed an equity offering of 6,545,454 common shares, consisting of 5,333,334 common shares issued directly by the Company and 1,212,120 common shares issuable pursuant to forward sales agreements with investment banks. The issuance of 5,333,334 resulted in proceeds of approximately $212.9 million, net of issuance costs, and was reflected in shareholders' equity and as a financing activity on the statement of cash flows.

Under the forward sale agreements, a total of 1,212,120 common shares were borrowed from third parties and sold to the underwriters. Each forward sale agreement allowed the Company, at its election and prior to September 30, 2020, to physically settle the forward sale agreement by issuing common shares in exchange for net proceeds at the then-applicable forward sale price specified by the agreement, which was initially $40.0125 per share, or, alternatively, to settle the forward sale agreement in whole or in part through the delivery or receipt of shares or cash. The forward sale price is subject to adjustment daily based on a floating interest rate factor and will decrease in respect of certain fixed amounts specified in the agreement, such as anticipated dividends.

On September 18, 2020, the Company amended our forward sale agreements to extend the maturity date of such forward sales agreements from September 30, 2020 to September 10, 2021. As of September 30, 2020, if the Company elected to net settle the forward sale agreement, the Company would receive approximately $14.3 million under a cash settlement or would receive 543,150 common shares under a net share settlement.

Issuances of shares under the forward sale agreements are classified as equity transactions. Accordingly, no amounts relating to the forward sale agreements have or will be recorded in the financial statements until settlements take place. Prior to any settlements, the only impact to the financial statements is the inclusion of incremental shares within the calculation of diluted EPS using the treasury stock method until settlement of the forward sale agreements. Under this method, the number of the Company common shares used in calculating diluted EPS is deemed to be increased by the excess, if any, of the number of shares that would be issued upon physical settlement of the forward sale agreements less the number of shares that would be purchased by the Company in the market (based on the average market price during the same reporting period) using the proceeds receivable upon settlement (based on the adjusted forward sale price at the end of that reporting period). Share dilution occurs when the average market price of the Company's common shares is higher than the adjusted forward sale price. See Note 8. Earnings Per Share for the impact of the forward sale agreements on the calculation of diluted earnings per share.